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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 17, 2000


                              NATURAL WONDERS, INC.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                          0-20035                 77-0141610
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)         Identification No.)


                4209 TECHNOLOGY DRIVE, FREMONT, CALIFORNIA 94538
                    (Address of principal executive offices)
                                   (Zip code)


                                  510-252-9600
              (Registrant's telephone number, including area code)





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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On December 17, 2000, Natural Wonders, Inc. (the "Registrant") issued a press release attached as Exhibit 99 hereto announcing the voluntary filing for reorganization under Chapter 11 of the U.S. Bankruptcy Court in Oakland, California.

ITEM 7. EXHIBITS

     (c) Exhibits.

         99 Press Release, dated December 17, 2000, announcing the filing of a petition for relief under Chapter 11 of the Bankruptcy Code.









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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2000
                                       NATURAL WONDERS, INC.
                                          (Registrant)



                                       /s/ Peter G. Hanelt
                                       --------------------------------------
                                       Peter G. Hanelt,
                                       Chief Executive Officer and President






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